                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): August 9, 2001


                  HARLEY-DAVIDSON CUSTOMER FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)



           Nevada                     333-37550                36-4396302
(State or other jurisdiction   (Commission File Number)       (IRS Employer
of incorporation)                                        Identification Number)


           4150 Technology Way
           Carson City, Nevada                                  89706
(Address of principal executive offices)                     (Zip Code)

                                 (702) 885-1200
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS

         The registrant is filing a Form T-1 - Statement of Eligibility and Qualification of Trustee relating to the qualification of Bank One, National Association as indenture trustee for the Harley-Davidson Motorcycle Trust 2001-2 Harley-Davidson Motorcycle Contract Backed Securities under Item 7(c).

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (a)    Financial Statements:    None

  (b)    Pro Forma Financial Information:    None

  (c)    Exhibits:


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     EXHIBIT NO.                            DOCUMENT
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         25             Statement of Eligibility and Qualification of Trustee
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 HARLEY-DAVIDSON CUSTOMER FUNDING CORPORATION

                                 By:  /s/  Perry A. Glassgow
                                     -----------------------------
                                           Perry A. Glassgow
                                           Treasurer




August 9, 2001

                                  EXHIBIT INDEX




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EXHIBIT NO.                          DOCUMENT                           PAGE
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    25       Statement of Eligibility and Qualification of Trustee       1
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